MERRILL LYNCH BOND FUND, INC.

Supplement dated March 31, 2005 to the
Prospectus dated January 31, 2005

Effective April 1, 2005, the following changes will be made to the Prospectus of Merrill Lynch Bond Fund, Inc. (the “Fund”).

The sections captioned “Risk/Return Bar Chart For The Core Bond Portfolio” and “Risk/Return Bar Chart For The Intermediate Term Portfolio” beginning on page 8 are replaced in their entirety with the following:

The bar chart and table shown below provide an indication of the risks of investing in the Core Bond Portfolio. The bar chart shows changes in the Core Bond Portfolio’s performance for Class B shares for each of the past ten calendar years. Performance prior to October 1, 2003 is for the Core Bond Portfolio before it converted to a master/feeder structure. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Core Bond Portfolio’s shares with those of the Lehman Brothers Aggregate Bond Index and the Merrill Lynch (ML) Corporate Master Index, each a broad measure of market performance. How the Core Bond Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Core Bond Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 6.75% (quarter ended June 30, 1995) and the lowest return for a quarter was -3.02% (quarter ended March 31, 1996). The year-to-date return as of December 31, 2004 was 3.52%.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Core Bond Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Merrill Lynch Core Bond Portfolio* — Class A#	-0.10%	5.90%	6.29%

Merrill Lynch Core Bond Portfolio — Class B
Return Before Taxes*	-0.48%	5.92%	6.17%
Return After Taxes on Distributions*	-1.48%	4.29%	4.16%
Return After Taxes on Distributions and Sale
of Fund Shares*	-0.32%	4.05%	4.02%

Merrill Lynch Core Bond Portfolio* — Class C	2.47%	6.16%	6.11%

Merrill Lynch Core Bond Portfolio* — Class I#	0.15%	6.18%	6.55%

Merrill Lynch Core Bond Portfolio* — Class R†	3.91%	6.64%	6.51%

Lehman Brothers Aggregate Bond Index**	4.34%	7.71%	7.72%

ML Corporate Master Index***	5.41%	8.73%	8.44%

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees and sales charges.
**	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	The ML Corporate Master Index, a widely recognized unmanaged index, is comprised of all investment-grade corporate bonds rated BBB or higher, of all maturities. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares. The returns for Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

The bar chart and table shown below provide an indication of the risks of investing in the Intermediate Term Portfolio. The bar chart shows changes in the Intermediate Term Portfolio’s performance for Class I shares for each of the past ten calendar years. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Intermediate Term Portfolio’s shares with those of the Lehman Brothers Aggregate Bond Index, a broad measure of market performance. How the Intermediate Term Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Intermediate Term Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 6.53% (quarter ended June 30, 1995) and the lowest return for a quarter was -2.28% (quarter ended June 30, 2004). The year-to-date return as of December 31, 2004 was 4.25%.

After-tax returns are shown only for Class I shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Intermediate Term Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts or through tax advantaged education savings accounts.

Average Annual Total Returns (For the periods ended December 31, 2004)	One Year	Five Years	Ten Years

Merrill Lynch Intermediate Term
Portfolio* — Class A#	3.10%	6.52%	6.75%

Merrill Lynch Intermediate Term
Portfolio* — Class B	2.62%	6.29%	6.42%

Merrill Lynch Intermediate Term
Portfolio* — Class C	2.62%	6.29%	6.40%

Merrill Lynch Intermediate Term
Portfolio — Class I#
Return Before Taxes*	3.20%	6.62%	6.86%
Return After Taxes on Distributions*	1.87%	4.71%	4.56%
Return After Taxes on Distributions and
Sale of Fund Shares*	2.10%	4.48%	4.43%

Merrill Lynch Intermediate Term
Portfolio* — Class R†	3.79%	6.42%	6.49%

Lehman Brothers Aggregate Bond Index**	4.34%	7.71%	7.72%

#	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
*	Includes all applicable fees and sales charges.
**	The Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government Agency issues with at least one year to maturity. Performance of the Index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	The returns for Class R shares prior to January 3, 2003, the commencement of operations of Class R shares, are based upon performance of the Fund’s Class I shares. The returns Class R shares, however, are adjusted to reflect the distribution and service (12b-1) fees and other fees applicable to Class R shares.

Code #: 10046-0105SUP